OTHER FINANCIAL ITEMS (Summary of Other Financial Items) (Details) - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2023	Jun. 30, 2022
Other Financial Items [Abstract]
Net cash movement on non-designated derivatives and swap settlements	$ 2,877	$ (1,692)
Net (loss)/gain in fair value movements of non-designated derivatives	(5,571)	12,718
Change in allowance for expected credit losses	402	582
Other items	(1,754)	(1,525)
Total other financial items, net	$ (4,046)	$ 10,083